Fidelity® Variable Insurance Products
Sector Funds

Consumer Industries Portfolio

Cyclical Industries Portfolio

Financial Services Portfolio

Health Care Portfolio

Natural Resources Portfolio

Technology Portfolio

Telecommunications & Utilities Growth Portfolio

Annual Report

December 31, 2001(2_fidelity_logos)

Contents

Market Environment	3	A review of what happened in world markets during the past 12 months.
Consumer Industries Portfolio	5	Performance and Investment Summary
	6	Fund Talk: The Manager's Overview
	7	Investments
	9	Financial Statements
Cyclical Industries Portfolio	12	Performance and Investment Summary
	13	Fund Talk: The Manager's Overview
	14	Investments
	17	Financial Statements
Financial Services Portfolio	19	Performance and Investment Summary
	20	Fund Talk: The Manager's Overview
	21	Investments
	23	Financial Statements
Health Care Portfolio	25	Performance and Investment Summary
	26	Fund Talk: The Manager's Overview
	27	Investments
	29	Financial Statements
Natural Resources Portfolio	31	Performance and Investment Summary
	32	Fund Talk: The Manager's Overview
	33	Investments
	35	Financial Statements
Technology Portfolio	37	Performance and Investment Summary
	38	Fund Talk: The Manager's Overview
	39	Investments
	41	Financial Statements
Telecommunications & Utilities Growth Portfolio	43	Performance and Investment Summary
	44	Fund Talk: The Manager's Overview
	45	Investments
	46	Financial Statements
Notes to Financial Statements	48	Notes to the Financial Statements
Report of Independent Accountants	51	The auditors' opinion.
Trustees and Officers	52
Distributions	55

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Market Environment

Despite a very strong showing in the fourth quarter of 2001, most major equity indexes in the United States and abroad finished with negative returns for the second consecutive year. In most cases, equity investors suffered larger losses in 2001 than in 2000. In the U.S., of the 10 most widely recognized sectors of the market, only two - consumer discretionary and materials - had positive returns for the past year, compared to six sectors in 2000. Overseas, none of the 10 sectors could manage positive growth during the past 12 months, compared to five in 2000. Information technology and telecommunications continued to be among the worst performing segments of the market both domestically and internationally, although tech realized dramatic gains during the fourth-quarter rally. Investment-grade bonds, the overall high-yield market and most emerging-markets debt offered investors welcome relief - and positive returns - throughout most of 2001.

U.S. Stock Markets

Terrorism, war and an economic recession were just a few of the factors that put downward pressure on stocks during 2001, as most major equity indexes declined for the second year in a row. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of a calendar-year record 11 cuts made by the Fed in 2001. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

Foreign Stock Markets

The correlation between U.S. and foreign stock market performance has been a growing phenomenon in recent years, as more and more foreign nations become dependent on the U.S. as a trading partner. That theme was played out once again in 2001. Japan was one of the weakest performers during the past year. The world's second largest economy behind the U.S., Japan's economy fell into recession, and its bellwether equity index - the Tokyo Stock Exchange Stock Price Index - declined 29.35% in 2001. The Morgan Stanley Capital International SM Europe, Australasia and Far East (MSCI® EAFE®) Index - designed to represent the performance of developed stock markets outside the U.S. and Canada, dropped 21.27% over the past 12 months. Canadian stock markets also trailed their neighbors to the south, as the Toronto Stock Exchange 300 fell 17.74%.

U.S. Bond Markets

A harsh economic climate, geopolitical unrest, double-digit stock market declines and a record number of interest rate cuts drove investors to bonds in 2001. The Lehman Brothers® Aggregate Bond Index, a proxy of the overall taxable-bond market, gained 8.44% during the year. Corporate bonds, which offered better yields than Treasuries, were highest on the performance ladder, as the Lehman Brothers Credit Bond Index climbed 10.40%. Treasuries had an up and down year, benefiting from a flight to safety after the tragic events of September 11, but losing significant ground late in 2001 as investors began to anticipate an economic recovery. The Lehman Brothers Treasury Index gained 6.75% for the year. Agency and mortgage-backed securities also outperformed Treasuries, as seen by the 8.31% return of the Lehman Brothers U.S. Agency Index and the 8.22% advance of the Lehman Brothers Mortgage-Backed Securities Index. The high-yield bond market rebounded in 2001, particularly in the fourth quarter, when it posted its best quarterly performance since the second quarter of 1995. Overall, the Merrill Lynch High Yield Master II Index - a proxy of the overall high-yield bond market - returned 4.48%.

Foreign Bond Markets

It was a challenging year for foreign developed-nation bonds, as the Salomon Smith Barney® Non-U.S. Dollar World Government Bond Index - a market value-weighted index designed to represent the performance of 16 world government bond markets, excluding the United States - declined 3.54% for the 12-month period ending December 31, 2001. A slowing economy and eventual recession in the United States, exacerbated by the September 11 terrorist attacks, contributed to slower economic growth worldwide. The continued strength of the U.S. dollar also muted international bond performance on a relative basis. In emerging markets, every country but one in the J.P. Morgan Emerging Markets Bond Index Global had a positive return, but the benchmark gained only 1.36% due to a host of problems in Argentina, one of the index's largest components on average during the year. Plagued by its long-running economic recession, a potential currency devaluation and rising debt obligations, Argentina's president resigned and the government was forced into default.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Gillette Co.	6.3
Avon Products, Inc.	5.2
Philip Morris Companies, Inc.	5.0
The Coca-Cola Co.	4.7
Kimberly-Clark Corp.	4.5
25.7
Top Industries as of December 31, 2001
% of fund's net assets
Personal Products	14.3%
Media	13.2%
Specialty Retail	12.1%
Beverages	9.3%
Household Products	9.1%
All Others*	42.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Consumer Industries Portfolio

Q. How did the fund perform, John?

A. From its inception on July 18, 2001, through December 31, 2001, the fund outperformed the Standard & Poor's 500 Index, which declined 4.31%. However, it underperformed the Goldman Sachs Consumer Industries Index - an index of 268 stocks designed to measure the performance of companies in the consumer industries sector - which gained 0.88% in the same period. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. How did you initially position the fund, and why?

A. Since early 2001, I've seen a lot of pressure points on the American consumer. With the economy and job market both weakening, consumer balance sheets were showing a lot of debt, but consumers really hadn't begun to slow their spending. I viewed this as reason for caution and responded by adopting a cautious positioning. I de-emphasized consumer discretionary stocks and was more favorably disposed to consumer staples, where I saw better fundamental trends and more attractive valuations. This positioning worked well until mid-fall, when investor sentiment changed course in the aftermath of September 11. The market was flooded with new liquidity from interest rate cuts and the prospects of an economic stimulus package, and investors began bidding up the consumer discretionary segment in anticipation of an economic recovery. So the fund was well-positioned for the first half of the period, but not so well thereafter, which is generally why it underperformed the Goldman Sachs index.

Q. Did you change strategy in any way to deal with these events in the market?

A. My immediate reaction was to be even more cautious. There were a few individual retail and media stocks that I had been optimistic about prior to September 11, even though I was underweighting the consumer discretionary sector as a whole. After September 11, I pared back some of those positions. Within a short time, however, it became apparent that the market was rallying around the consumer discretionary sector, so I bought back into some of the names I'd previously sold. This was a short-term strategy change, based mainly on the market's optimistic reaction to external influences. It really does not reflect my still-cautious view of the industry over the longer term.

Q. What were the individual stocks that did the most to help performance?

A. The three largest contributors - Gillette, Procter & Gamble and Coca Cola - are all household names in the consumer staples arena, a sector that the market supported quite well. Each of these stocks also benefited from market enthusiasm around new CEOs and their more realistic corporate growth expectations. Even with a generally cautious view toward consumer discretionary names, I was still able to find value in some retail-oriented stocks. For example, Lowe's, the home improvement company, did well on the basis of expanding into larger markets while also growing its same-store sales. Circuit City, which I bought after September 11, benefited from overall resilience in the consumer electronics segment and had a nice run late in the year.

Q. Which stocks were most responsible for holding back performance?

A. Some of the media stocks I bought as value plays did not perform as I'd hoped. As the economy continued to soften, earnings outlooks at several of these companies - Viacom, Clear Channel and AOL Time Warner, for example - fell more than I expected, and the stocks did not sustain the valuation support I thought they had. Disappointing earnings forecasts also were responsible for poorer-than-expected performance from apparel retailers, such as Gap, American Eagle and Abercrombie & Fitch.

Q. What's your near-term outlook, John?

A. My overall view hasn't changed that much. While the market appears to be pricing an economic recovery into the consumer discretionary segment, I'm still skeptical. I see persistent pressure points on the consumer, whose spending represents two-thirds of the overall economy. The job market is still weak. The consumer's balance sheet is still highly leveraged. So I'm not very inspired by the fundamental outlook for discretionary-oriented consumer names, and when I look at their valuations, I get even less inspired. Consumer staples still look like a better place to invest, so that's the positioning I'll likely maintain on a near-term basis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2001, more than $7 million

Manager: John Porter, since inception; joined Fidelity in 1995

3

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.1%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Motorcycle Manufacturers - 0.6%
Harley-Davidson, Inc.	800	$ 43,448
BEVERAGES - 9.3%
Brewers - 0.6%
Anheuser-Busch Companies, Inc.	1,120	50,635
Soft Drinks - 8.7%
Pepsi Bottling Group, Inc.	1,800	42,300
PepsiCo, Inc.	5,679	276,511
The Coca-Cola Co.	7,950	374,843
		693,654
TOTAL BEVERAGES		744,289
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Diversified Commercial Services - 1.8%
Apollo Group, Inc. Class A (a)	300	13,503
Aramark Corp. Class B	500	13,450
Cendant Corp. (a)	4,550	89,226
Cintas Corp.	280	13,440
DeVry, Inc. (a)	200	5,690
Weight Watchers International, Inc.	300	10,146
		145,455
Employment Services - 0.6%
Manpower, Inc.	800	26,968
Robert Half International, Inc. (a)	720	19,224
		46,192
TOTAL COMMERCIAL SERVICES & SUPPLIES		191,647
DIVERSIFIED FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Moody's Corp.	250	9,965
ELECTRICAL EQUIPMENT - 0.5%
Electrical Components & Equipment - 0.5%
Rayovac Corp. (a)	2,400	42,240
FOOD & DRUG RETAILING - 4.7%
Drug Retail - 2.1%
CVS Corp.	800	23,680
Rite Aid Corp. (a)	2,750	13,915
Walgreen Co.	3,710	124,879
		162,474
Food Distributors - 0.3%
Sysco Corp.	1,000	26,220
Food Retail - 2.3%
Albertson's, Inc.	1,750	55,108
Kroger Co. (a)	950	19,827

	Shares	Value (Note 1)
Safeway, Inc. (a)	2,430	$ 101,453
Whole Foods Market, Inc. (a)	200	8,712
		185,100
TOTAL FOOD & DRUG RETAILING		373,794
FOOD PRODUCTS - 3.8%
Packaged Foods - 3.8%
Dean Foods Co. (a)	130	8,866
General Mills, Inc.	380	19,764
H.J. Heinz Co.	760	31,251
Hershey Foods Corp.	980	66,346
Hormel Foods Corp.	100	2,687
Kellogg Co.	1,130	34,013
Kraft Foods, Inc. Class A	1,170	39,815
McCormick & Co., Inc. (non-vtg.)	580	24,343
Sara Lee Corp.	1,080	24,008
Unilever NV (NY Shares)	620	35,718
Wm. Wrigley Jr. Co.	370	19,007
		305,818
HOTELS, RESTAURANTS & LEISURE - 5.7%
Casinos & Gaming - 1.7%
Harrah's Entertainment, Inc. (a)	1,830	67,728
International Game Technology (a)	200	13,660
Mandalay Resort Group (a)	120	2,568
MGM Mirage, Inc. (a)	1,170	33,778
Park Place Entertainment Corp. (a)	1,980	18,157
		135,891
Hotels - 0.7%
Carnival Corp.	930	26,114
Hilton Hotels Corp.	700	7,644
Marriott International, Inc. Class A	200	8,130
Starwood Hotels & Resorts Worldwide, Inc. unit	480	14,328
		56,216
Leisure Facilities - 0.2%
Six Flags, Inc. (a)	800	12,304
Restaurants - 3.1%
Brinker International, Inc. (a)	230	6,845
CEC Entertainment, Inc. (a)	200	8,678
Jack in the Box, Inc. (a)	1,290	35,527
Krispy Kreme Doughnuts, Inc. (a)	200	8,840
McDonald's Corp.	4,460	118,056
Outback Steakhouse, Inc. (a)	580	19,865
Starbucks Corp. (a)	1,030	19,622
Tricon Global Restaurants, Inc. (a)	280	13,776
Wendy's International, Inc.	690	20,127
		251,336
TOTAL HOTELS, RESTAURANTS & LEISURE		455,747
Common Stocks - continued
	Shares	Value (Note 1)
HOUSEHOLD DURABLES - 0.2%
Household Appliances - 0.2%
Whirlpool Corp.	170	$ 12,466
HOUSEHOLD PRODUCTS - 9.1%
Household Products - 9.1%
Colgate-Palmolive Co.	1,960	113,190
Kimberly-Clark Corp.	5,950	355,810
Procter & Gamble Co.	3,250	257,173
		726,173
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	600	10,644
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Leisure Products - 0.5%
Mattel, Inc.	2,230	38,356
MEDIA - 13.2%
Advertising - 1.5%
Interpublic Group of Companies, Inc.	1,320	38,993
Omnicom Group, Inc.	940	83,989
		122,982
Broadcasting & Cable TV - 5.0%
Adelphia Communications Corp. Class A (a)	770	24,009
Charter Communications, Inc. Class A (a)	670	11,008
Clear Channel Communications, Inc. (a)	1,270	64,656
Comcast Corp. Class A (special) (a)	4,130	148,680
Cox Communications, Inc. Class A (a)	910	38,138
Liberty Media Corp. Class A (a)	7,500	105,000
Radio One, Inc. Class A (a)	400	7,388
		398,879
Movies & Entertainment - 4.7%
AOL Time Warner, Inc. (a)	1,440	46,224
Fox Entertainment Group, Inc. Class A (a)	3,590	95,243
News Corp. Ltd. ADR	1,070	34,037
Viacom, Inc. Class B (non-vtg.) (a)	4,600	203,090
		378,594
Publishing & Printing - 2.0%
Gannett Co., Inc.	380	25,547
Gemstar-TV Guide International, Inc. (a)	200	5,540
McGraw-Hill Companies, Inc.	600	36,588
The New York Times Co. Class A	630	27,248
Tribune Co.	1,610	60,262
		155,185
TOTAL MEDIA		1,055,640

	Shares	Value (Note 1)
MULTILINE RETAIL - 7.4%
Department Stores - 0.9%
Federated Department Stores, Inc. (a)	170	$ 6,953
JCPenney Co., Inc.	920	24,748
Kohls Corp. (a)	300	21,132
Sears, Roebuck & Co.	210	10,004
The May Department Stores Co.	200	7,396
		70,233
General Merchandise Stores - 6.5%
BJ's Wholesale Club, Inc. (a)	1,580	69,678
Costco Wholesale Corp. (a)	2,090	92,754
Dollar General Corp.	540	8,046
Dollar Tree Stores, Inc. (a)	310	9,582
Family Dollar Stores, Inc.	1,310	39,274
Fred's, Inc. Class A	400	16,384
Kmart Corp. (a)	2,900	15,834
Target Corp.	2,630	107,962
Wal-Mart Stores, Inc.	2,720	156,536
		516,050
TOTAL MULTILINE RETAIL		586,283
PERSONAL PRODUCTS - 14.3%
Personal Products - 14.3%
Alberto-Culver Co. Class B	445	19,909
Avon Products, Inc.	8,910	414,315
Estee Lauder Companies, Inc. Class A	6,210	199,093
Gillette Co.	15,140	505,670
		1,138,987
SPECIALTY RETAIL - 12.1%
Apparel Retail - 0.9%
Abercrombie & Fitch Co. Class A (a)	1,240	32,897
American Eagle Outfitters, Inc. (a)	300	7,851
Gymboree Corp. (a)	500	5,965
Ross Stores, Inc.	400	12,832
The Limited, Inc.	1,000	14,720
		74,265
Computer & Electronics Retail - 3.0%
Best Buy Co., Inc. (a)	2,370	176,518
Circuit City Stores, Inc. - Circuit City Group	1,840	47,748
Tweeter Home Entertainment Group, Inc. (a)	600	17,400
		241,666
Home Improvement Retail - 5.9%
Home Depot, Inc.	6,180	315,242
Lowe's Companies, Inc.	3,370	156,402
		471,644
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
Specialty Stores - 2.3%
AutoNation, Inc. (a)	1,200	$ 14,796
Bed Bath & Beyond, Inc. (a)	1,920	65,088
Circuit City Stores, Inc. - CarMax Group (a)	1,000	22,740
Foot Locker, Inc. (a)	600	9,390
Office Depot, Inc. (a)	1,200	22,248
Pier 1 Imports, Inc.	820	14,219
Staples, Inc. (a)	590	11,033
Toys 'R' Us, Inc. (a)	1,090	22,607
		182,121
TOTAL SPECIALTY RETAIL		969,696
TEXTILES & APPAREL - 1.9%
Apparel & Accessories - 1.5%
Coach, Inc. (a)	1,660	64,707
Gucci Group NV (NY Shares)	150	12,735
Jones Apparel Group, Inc. (a)	200	6,634
Liz Claiborne, Inc.	400	19,900
Phillips-Van Heusen Corp.	1,300	14,170
		118,146
Footwear - 0.4%
NIKE, Inc. Class B	300	16,872
Reebok International Ltd. (a)	700	18,550
		35,422
TOTAL TEXTILES & APPAREL		153,568
TOBACCO - 5.2%
Tobacco - 5.2%
DIMON, Inc.	2,520	18,144
Philip Morris Companies, Inc.	8,720	399,812
		417,956
TOTAL COMMON STOCKS (Cost $6,954,466)		7,276,717
Money Market Funds - 10.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b) (Cost $858,891)	858,891	$ 858,891
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $7,813,357)	8,135,608
NET OTHER ASSETS - (1.8)%	(146,547)
NET ASSETS - 100%	$ 7,989,061
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,235,548 and $3,925,160, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $434 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $7,980,650. Net unrealized appreciation aggregated $154,958, of which $419,387 related to appreciated investment securities and $264,429 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $127,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $7,813,357) - See accompanying schedule		$ 8,135,608
Receivable for fund shares sold		88,870
Dividends receivable		8,840
Interest receivable		1,132
Total assets		8,234,450
Liabilities
Payable for investments purchased	$ 221,603
Accrued management fee	933
Other payables and accrued expenses	22,853
Total liabilities		245,389
Net Assets		$ 7,989,061
Net Assets consist of:
Paid in capital		$ 8,018,423
Undistributed net investment income		4,310
Accumulated undistributed net realized gain (loss) on investments		(355,923)
Net unrealized appreciation (depreciation) on investments		322,251
Net Assets, for 821,574 shares outstanding		$ 7,989,061
Net Asset Value, offering price and redemption price per share ($7,989,061 ÷ 821,574 shares)		$9.72

Statement of Operations

	July 18, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 33,071
Interest		9,296
Total income		42,367
Expenses
Management fee	$ 15,155
Transfer agent fees	2,481
Accounting fees and expenses	27,148
Non-interested trustees' compensation	7
Custodian fees and expenses	7,165
Audit	15,702
Legal	10
Miscellaneous	77
Total expenses before reductions	67,745
Expense reductions	(29,688)	38,057
Net investment income		4,310
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(355,923)
Change in net unrealized appreciation (depreciation) on investment securities		322,251
Net gain (loss)		(33,672)
Net increase (decrease) in net assets resulting from operations		$ (29,362)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 18, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 4,310
Net realized gain (loss)	(355,923)
Change in net unrealized appreciation (depreciation)	322,251
Net increase (decrease) in net assets resulting from operations	(29,362)
Share transactions Net proceeds from sales of shares	8,426,309
Cost of shares redeemed	(409,255)
Net increase (decrease) in net assets resulting from share transactions	8,017,054
Redemption fees	1,369
Total increase (decrease) in net assets	7,989,061
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $4,310)	$ 7,989,061
Other Information Shares
Sold	865,993
Redeemed	(44,419)
Net increase (decrease)	821,574

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(.29)
Total from investment operations	(.28)
Redemption fees added to paid in capital	.00
Net asset value, end of period	$ 9.72
Total Return B, C, G	(2.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.61% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.48% A
Net investment income	0.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,989
Portfolio turnover rate	162% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 18, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries Portfolio

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Tyco International Ltd.	9.9
General Electric Co.	4.8
Minnesota Mining & Manufacturing Co.	4.5
General Motors Corp.	2.4
United Technologies Corp.	2.2
23.8
Top Industries as of December 31, 2001
% of fund's net assets
Industrial Conglomerates	19.2%
Machinery	12.5%
Household Durables	10.8%
Aerospace & Defense	10.0%
Chemicals	5.3%
All Others*	42.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Pratima Abichandani, Portfolio Manager of Cyclical Industries Portfolio

Q. How did the fund perform, Pratima?

A. From its inception on July 18, 2001, through December 31, 2001, the fund outperformed the Standard & Poor's 500 Index, which returned -4.31%. The fund also outperformed the Goldman Sachs Cyclical Industries Index - an index of 241 stocks designed to measure the performance of companies in the cyclical industries sector - which declined 4.60% during the same period. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. What were the principal factors that affected fund performance during the period?

A. Cyclical stocks performed very poorly in the immediate aftermath of the events of September 11. The fund had been positioned to benefit from an economic recovery, but any hopes of a quick rebound were delayed by the terrorist attacks. However, in the final three months of 2001, fund performance came back strongly as the stocks of many cyclical companies returned to their pre-September 11 levels.

Q. What were your principal strategies during the period?

A. I emphasized companies that I felt would prosper in an economic revival. Home-building companies and home-furnishing and appliance corporations were among my bigger positions. All stood to benefit from low interest rates and persistently strong consumer spending. I also invested in diversified conglomerates that had kept their costs under control, as well as transportation companies, including airlines and railroads. In addition, I emphasized testing and instrumentation companies that provided technical instruments and consumables for the industrial and health care markets. I thought demand for their products, especially health care-related devices, would hold up even if the economic recovery did not come quickly.

Q. Did you change this strategy after September 11?

A. Only with respect to the airline industry. Prior to September 11, I emphasized these companies, even those with weaker balance sheets, because they had attractive valuations and seemed poised to do well in an economic recovery. After September 11, I didn't change my weightings in the industry, but I reduced my investments in companies in precarious financial condition, while increasing the weightings of those companies with better balance sheets that could help them survive short-term difficulties. For example, I sold shares in Continental Airlines, while buying shares of Northwest Airlines.

Q. What types of investments most influenced performance, either positively or negatively?

A. My underweighting in automobile company stocks helped relative performance. While promotions such as zero-percent financing kept the industry's sales up, the industry's profits deteriorated and the stocks performed poorly. Tyco International and SPX, two diversified companies, did very well. Despite the economic slowdown, both were able to generate strong earnings growth throughout 2001. Centex, a homebuilder, and Mohawk Industries, a carpet manufacturer, both benefited from low interest rates. As one might expect, airline and aerospace-related stocks were the biggest detractors from performance. Boeing, Northwest Airlines, American Airlines and United Airlines all were among the more significant underperforming investments for the period. They fell immediately after September 11, but many recovered nicely through the fourth quarter.

Q. What's your outlook for cyclical stocks?

A. Cyclical company stocks have been moderately priced, but their underlying earnings have been held back by the economic slump. While I hesitate to forecast when a recovery could take place, there have been some indications that the economy is no longer deteriorating. The National Association of Purchasing Managers, for example, recently released a report stating that new customer orders have increased for the first time since April 2000. I intend to continue to emphasize companies with good balance sheets and that have the potential to benefit from an improving economy, and I will continue to look for fresh, new ideas generated by our team of analysts. I'll be especially alert to growth opportunities among companies that have undergone restructuring. I think the fund is well-positioned to benefit from economic expansion when it returns.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2001, more than $10 million

Manager: Pratima Abichandani, since inception; joined Fidelity in 1994

3

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 10.0%
Aerospace & Defense - 10.0%
Boeing Co.	3,920	$ 152,018
EDO Corp.	1,550	40,998
Honeywell International, Inc.	6,130	207,317
L-3 Communications Holdings, Inc. (a)	230	20,700
Lockheed Martin Corp.	4,110	191,814
Northrop Grumman Corp.	1,240	125,004
Raytheon Co.	1,980	64,291
United Technologies Corp.	3,570	230,729
		1,032,871
AIR FREIGHT & COURIERS - 0.7%
Air Freight & Couriers - 0.7%
Expeditors International of Washington, Inc.	490	27,906
United Parcel Service, Inc. Class B	870	47,415
		75,321
AIRLINES - 2.7%
Airlines - 2.7%
Alaska Air Group, Inc. (a)	240	6,984
AMR Corp. (a)	2,790	61,854
Continental Airlines, Inc. Class B (a)	880	23,065
Delta Air Lines, Inc.	1,230	35,990
Northwest Airlines Corp. (a)	4,280	67,196
SkyWest, Inc.	270	6,872
Southwest Airlines Co.	4,010	74,105
		276,066
AUTO COMPONENTS - 1.7%
Auto Parts & Equipment - 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	1,200	25,656
ArvinMeritor, Inc.	800	15,712
Delphi Automotive Systems Corp.	4,330	59,148
Dura Automotive Systems, Inc. Class A (a)	190	2,090
Johnson Controls, Inc.	170	13,728
Keystone Automotive Industries, Inc. (a)	840	14,221
Superior Industries International, Inc.	160	6,440
TRW, Inc.	880	32,595
		169,590
Tires & Rubber - 0.1%
Michelin SA (Compagnie Generale des Etablissements) Series B	280	9,251
TOTAL AUTO COMPONENTS		178,841
AUTOMOBILES - 2.9%
Automobile Manufacturers - 2.9%
General Motors Corp.	5,040	244,944

	Shares	Value (Note 1)
Toyota Motor Corp.	1,200	$ 30,576
Winnebago Industries, Inc.	500	18,470
		293,990
BUILDING PRODUCTS - 4.3%
Building Products - 4.3%
American Standard Companies, Inc. (a)	2,290	156,247
Dal-Tile International, Inc. (a)	2,330	54,173
Masco Corp.	5,780	141,610
York International Corp.	2,400	91,512
		443,542
CHEMICALS - 5.3%
Commodity Chemicals - 1.2%
Georgia Gulf Corp.	3,270	60,495
Lyondell Chemical Co.	2,840	40,697
Millennium Chemicals, Inc.	1,820	22,932
		124,124
Diversified Chemicals - 1.1%
Engelhard Corp.	1,390	38,475
Solutia, Inc.	5,160	72,343
		110,818
Fertilizers & Agricultural Chemicals - 0.2%
Monsanto Co.	540	18,252
Industrial Gases - 1.5%
Praxair, Inc.	2,790	154,148
Specialty Chemicals - 1.3%
Cambrex Corp.	350	15,260
Cytec Industries, Inc. (a)	1,090	29,430
Omnova Solutions, Inc.	5,390	36,652
PolyOne Corp.	4,360	42,728
Valspar Corp.	230	9,108
		133,178
TOTAL CHEMICALS		540,520
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Environmental Services - 1.6%
Allied Waste Industries, Inc. (a)	5,100	71,706
Republic Services, Inc. (a)	1,780	35,547
Waste Management, Inc.	1,690	53,928
		161,181
Office Services & Supplies - 1.2%
Avery Dennison Corp.	1,530	86,491
Herman Miller, Inc.	680	16,089
Steelcase, Inc. Class A	1,680	24,730
		127,310
TOTAL COMMERCIAL SERVICES & SUPPLIES		288,491
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 1.0%
Construction & Engineering - 1.0%
Fluor Corp.	1,050	$ 39,270
Jacobs Engineering Group, Inc. (a)	890	58,740
		98,010
CONSTRUCTION MATERIALS - 1.1%
Construction Materials - 1.1%
Centex Construction Products, Inc.	220	7,051
Lafarge North America, Inc.	300	11,271
Martin Marietta Materials, Inc.	1,350	62,910
Texas Industries, Inc.	890	32,841
		114,073
CONTAINERS & PACKAGING - 1.1%
Metal & Glass Containers - 0.5%
Aptargroup, Inc.	90	3,153
Owens-Illinois, Inc. (a)	620	6,194
Pactiv Corp. (a)	2,310	41,003
		50,350
Paper Packaging - 0.6%
Bemis Co., Inc.	750	36,885
Packaging Corp. of America (a)	640	11,616
Sealed Air Corp. (a)	410	16,736
		65,237
TOTAL CONTAINERS & PACKAGING		115,587
ELECTRICAL EQUIPMENT - 1.1%
Electrical Components & Equipment - 1.1%
AMETEK, Inc.	180	5,740
Baldor Electric Co.	140	2,926
Emerson Electric Co.	1,860	106,206
		114,872
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.7%
Electronic Equipment & Instruments - 2.7%
Millipore Corp.	1,540	93,478
PerkinElmer, Inc.	2,350	82,297
Thermo Electron Corp.	4,300	102,598
		278,373
ENERGY EQUIPMENT & SERVICES - 0.1%
Oil & Gas Equipment & Services - 0.1%
Baker Hughes, Inc.	200	7,294
Weatherford International, Inc. (a)	110	4,099
		11,393
FOOD PRODUCTS - 0.4%
Agricultural Products - 0.4%
Delta & Pine Land Co.	1,650	37,340

	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
Health Care Equipment - 0.1%
Viasys Healthcare, Inc. (a)	448	$ 9,054
HOUSEHOLD DURABLES - 10.8%
Home Furnishings - 2.6%
Furniture Brands International, Inc. (a)	2,170	69,483
Leggett & Platt, Inc.	3,200	73,600
Mohawk Industries, Inc. (a)	2,250	123,480
		266,563
Homebuilding - 4.7%
Beazer Homes USA, Inc. (a)	1,280	93,658
Centex Corp.	2,060	117,605
Champion Enterprises, Inc. (a)	370	4,555
D.R. Horton, Inc.	1,430	46,418
Fleetwood Enterprises, Inc.	520	5,892
KB Home	590	23,659
Lennar Corp.	740	34,647
Oakwood Homes Corp. (a)	770	4,081
Pulte Homes, Inc.	1,100	49,137
Ryland Group, Inc.	810	59,292
Standard Pacific Corp.	1,920	46,694
Toll Brothers, Inc. (a)	90	3,951
		489,589
Household Appliances - 3.5%
Black & Decker Corp.	4,600	173,558
Maytag Corp.	1,180	36,615
Snap-On, Inc.	2,270	76,408
The Stanley Works	700	32,599
Whirlpool Corp.	560	41,065
		360,245
TOTAL HOUSEHOLD DURABLES		1,116,397
INDUSTRIAL CONGLOMERATES - 19.2%
Industrial Conglomerates - 19.2%
General Electric Co.	12,340	494,587
Minnesota Mining & Manufacturing Co.	3,910	462,201
Tyco International Ltd.	17,300	1,018,960
		1,975,748
MACHINERY - 12.5%
Construction & Farm Machinery - 1.9%
Astec Industries, Inc. (a)	850	12,291
Navistar International Corp.	3,350	132,325
Oshkosh Truck Co.	780	38,025
Terex Corp. (a)	340	5,964
		188,605
Industrial Machinery - 10.6%
Albany International Corp. Class A	2,210	47,957
Danaher Corp.	1,560	94,084
Eaton Corp.	1,630	121,288
Flowserve Corp. (a)	480	12,773
Common Stocks - continued
	Shares	Value (Note 1)
MACHINERY - CONTINUED
Industrial Machinery - continued
Graco, Inc.	230	$ 8,982
IDEX Corp.	1,720	59,340
Illinois Tool Works, Inc.	3,020	204,514
Ingersoll-Rand Co.	2,240	93,654
Kennametal, Inc.	2,210	88,997
Milacron, Inc.	4,090	64,663
Parker Hannifin Corp.	1,140	52,337
Pentair, Inc.	2,170	79,227
SPX Corp. (a)	1,090	149,221
Stewart & Stevenson Services, Inc.	880	16,553
		1,093,590
TOTAL MACHINERY		1,282,195
MARINE - 0.2%
Marine - 0.2%
Teekay Shipping Corp.	600	20,910
METALS & MINING - 0.8%
Aluminum - 0.5%
Alcan, Inc.	830	29,803
Alcoa, Inc.	220	7,821
Century Aluminum Co.	1,150	15,364
		52,988
Diversified Metals & Mining - 0.2%
Teck Cominco Ltd. Class B (sub. vtg.)	2,160	17,263
Steel - 0.1%
Nucor Corp.	250	13,240
TOTAL METALS & MINING		83,491
OIL & GAS - 0.6%
Oil & Gas Refining & Marketing - 0.6%
Pennzoil-Quaker State Co.	4,110	59,390
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
LNR Property Corp.	530	16,525
ROAD & RAIL - 5.1%
Railroads - 4.8%
Burlington Northern Santa Fe Corp.	2,830	80,740
Canadian National Railway Co.	2,890	139,271
Canadian Pacific Railway Ltd.	510	10,286
CSX Corp.	2,370	83,069
Norfolk Southern Corp.	620	11,365
Union Pacific Corp.	3,020	172,140
		496,871
Trucking - 0.3%
CNF, Inc.	510	17,111
Werner Enterprises, Inc.	450	10,935
		28,046
TOTAL ROAD & RAIL		524,917

	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
Semiconductor Equipment - 1.3%
Applied Materials, Inc. (a)	590	$ 23,659
Cabot Microelectronics Corp. (a)	710	56,268
KLA-Tencor Corp. (a)	1,090	54,020
		133,947
SPECIALTY RETAIL - 0.8%
Specialty Stores - 0.8%
AutoZone, Inc. (a)	310	22,258
Copart, Inc. (a)	460	16,730
Group 1 Automotive, Inc. (a)	1,120	31,931
O'Reilly Automotive, Inc. (a)	350	12,765
		83,684
TOTAL COMMON STOCKS (Cost $8,774,144)		9,205,548
Money Market Funds - 17.9%

Fidelity Cash Central Fund, 1.94% (b) (Cost $1,841,767)	1,841,767	1,841,767
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $10,615,911)	11,047,315
NET OTHER ASSETS - (7.4)%	(756,938)
NET ASSETS - 100%	$ 10,290,377
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $9,539,770 and $691,193, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $90 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $10,629,743. Net unrealized appreciation aggregated $417,572, of which $678,929 related to appreciated investment securities and $261,357 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $47,000 all of which will expire on December 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $10,615,911) - See accompanying schedule		$ 11,047,315
Receivable for fund shares sold		197,226
Dividends receivable		5,908
Interest receivable		1,603
Total assets		11,252,052
Liabilities
Payable for investments purchased	$ 936,903
Accrued management fee	2,011
Other payables and accrued expenses	22,761
Total liabilities		961,675
Net Assets		$ 10,290,377
Net Assets consist of:
Paid in capital		$ 9,928,810
Undistributed net investment income		4,616
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(74,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		431,385
Net Assets, for 1,022,579 shares outstanding		$ 10,290,377
Net Asset Value, offering price and redemption price per share ($10,290,377 ÷ 1,022,579 shares)		$10.06

Statement of Operations

	July 18, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 30,721
Interest		8,673
Total income		39,394
Expenses
Management fee	$ 13,847
Transfer agent fees	2,295
Accounting fees and expenses	27,147
Non-interested trustees' compensation	6
Custodian fees and expenses	5,206
Audit	15,644
Legal	9
Miscellaneous	56
Total expenses before reductions	64,210
Expense reductions	(29,074)	35,136
Net investment income		4,258
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(74,435)
Foreign currency transactions	359	(74,076)
Change in net unrealized appreciation (depreciation) on:
Investment securities	431,404
Assets and liabilities in foreign currencies	(19)	431,385
Net gain (loss)		357,309
Net increase (decrease) in net assets resulting from operations		$ 361,567

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 18, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 4,258
Net realized gain (loss)	(74,076)
Change in net unrealized appreciation (depreciation)	431,385
Net increase (decrease) in net assets resulting from operations	361,567
Share transactions Net proceeds from sales of shares	10,188,934
Cost of shares redeemed	(265,815)
Net increase (decrease) in net assets resulting from share transactions	9,923,119
Redemption fees	5,691
Total increase (decrease) in net assets	10,290,377
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $4,616)	$ 10,290,377
Other Information Shares
Sold	1,052,242
Redeemed	(29,663)
Net increase (decrease)	1,022,579

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	.04
Total from investment operations	.05
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 10.06
Total Return B, C, G	0.60%
Ratios to Average Net Assets F
Expenses before expense reductions	2.70% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.50% A
Net investment income	0.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,290
Portfolio turnover rate	29% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 18, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries Portfolio

Fidelity Variable Insurance Products: Financial Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Fannie Mae	4.9
Bank of America Corp.	4.9
American International Group, Inc.	4.9
Citigroup, Inc.	4.9
Bank One Corp.	4.6
24.2
Top Industries as of December 31, 2001
% of fund's net assets
Diversified Financials	35.6%
Banks	34.1%
Insurance	18.3%
Real Estate	3.0%
Commercial Services & Supplies	1.3%
All Others*	7.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeffrey Feingold, Portfolio Manager of Financial Services Portfolio

Q. How did the fund perform, Jeffrey?

A. From its inception on July 18, 2001, through December 31, 2001, the fund outperformed the Standard & Poor's 500 Index, which returned -4.31%. The fund also outperformed the Goldman Sachs Financial Services Index - an index of 232 stocks designed to measure the performance of companies in the financial services sector - which declined 3.93% during the same period. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. What was the investment environment like for financial stocks during the period?

A. The environment was volatile for financial stocks, particularly after September 11. Even before the terrorist attacks, investors had a number of concerns about financial companies. These worries included the potential for eroding loan quality in a slowing economy, falling equity prices and the length of time for the Federal Reserve Board's interest rate cuts to have an impact on the economy. Brokerages were among the poorer-performing stocks during the period. Financial institutions with relatively high-quality loan portfolios benefited from declining short-term interest rates. The events of September 11 intensified these trends.

Q. What were your principal strategies during the period, and how did they influence performance?

A. Early in the third quarter of 2001, we had positioned the portfolio to benefit from an economic recovery stimulated by the rate cuts. For example, we emphasized brokerage stocks, which had fallen in value because of the poor stock market returns and declining investment banking activity in the slowing economy. In a recovery, we expected these companies to be among those with the greatest relative earnings growth. Unfortunately, their stock values fell even further in the wake of the terrorist attacks. After September 11, we wanted to make sure there was more balance in the portfolio between companies that could prosper in a recovery and defensive-oriented companies that had more predictable earnings. As a result, we increased the emphasis on government-related enterprises such as Fannie Mae and Freddie Mac, bond insurers and banking institutions with controlled credit risks.

Q. What effect did the catastrophic losses of September 11 have on investments in the commercial property and casualty industry?

A. The immediate effect was the heavy selling of stocks of companies exposed to potential losses. Later, their stock prices bounced back as the exposure of casualty companies became better understood. Investors differentiated between those companies that would be hurt by attack-related claims and those firms that were not greatly exposed. The longer-term implication was generally favorable, as investors recognized that the industry could gain additional pricing power - the ability to raise premiums - because of the risks posed by terrorism.

Q. What types of investments most influenced performance, either positively or negatively?

A. On the positive side, MBIA, a bond insurer, and Marsh & McLennan, an insurance broker, did well. Among banks, Mercantile Bank, a well-capitalized institution, helped performance, as did Bank One, which was able to meet its targets in this difficult environment. The brokerage stocks, including Merrill Lynch and Morgan Stanley, tended to perform poorly, hurt by soft equity markets and declining investment banking business. American Express also detracted from performance. It felt the effects of both a decline in its charge-card business from reduced business travel and weak performance by its financial advisors unit, which faced the same problems as brokerages.

Q. What's your outlook for financial services stocks?

A. Much will depend on how soon the economy recovers. The traditional lending business of banks has benefited from the short-term rate cuts that widened the profit margins on loans. In a prolonged slowdown, credit problems could increase. Brokerages were weak performers throughout 2001 because of the soft equity markets. At some point in either 2002 or 2003, the equity markets may recover, which could lead to improved earnings. In the present environment, we intend to continue to pay close attention to stock valuations and earnings outlooks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2001, more than $29 million

Manager: Jeffrey Feingold, since October 2001; joined Fidelity in 1997

3

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
BANKS - 34.1%
Banks - 34.1%
Astoria Financial Corp.	820	$ 21,697
Bank of America Corp.	22,650	1,425,818
Bank of New York Co., Inc.	6,050	246,840
Bank One Corp.	34,070	1,330,434
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	5,200	47,736
Banknorth Group, Inc.	8,500	191,420
City National Corp.	1,340	62,779
Commerce Bancorp, Inc., New Jersey	4,330	170,342
Commerce Bancshares, Inc.	952	37,118
East West Bancorp, Inc.	3,600	92,700
Fifth Third Bancorp	12,440	766,055
FleetBoston Financial Corp.	18,410	671,965
Golden West Financial Corp., Delaware	1,460	85,921
Hibernia Corp. Class A	690	12,275
Hudson City Bancorp, Inc.	5,980	157,573
Huntington Bancshares, Inc.	13,090	225,017
Investors Financial Services Corp.	2,000	132,420
Mellon Financial Corp.	7,570	284,783
Mercantile Bankshares Corp.	11,633	500,684
Net.Bank, Inc. (a)	5,200	54,496
North Fork Bancorp, Inc.	3,300	105,567
Pacific Century Financial Corp.	15,770	408,285
PNC Financial Services Group, Inc.	5,890	331,018
Silicon Valley Bancshares (a)	430	11,494
SouthTrust Corp.	5,770	142,346
TCF Financial Corp.	990	47,500
U.S. Bancorp, Delaware	24,170	505,878
Wachovia Corp.	16,500	517,440
Washington Mutual, Inc.	7,470	244,269
Wells Fargo & Co.	24,860	1,080,167
		9,912,037
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Data Processing Services - 1.3%
eFunds Corp. (a)	9,780	134,475
First Data Corp.	1,600	125,520
Paychex, Inc.	3,000	104,550
		364,545
DIVERSIFIED FINANCIALS - 35.6%
Consumer Finance - 2.2%
Capital One Financial Corp.	1,300	70,135
Household International, Inc.	5,990	347,061
MBNA Corp.	6,490	228,448
		645,644
Diversified Financial Services - 33.4%
A.G. Edwards, Inc.	690	30,477
Affiliated Managers Group, Inc. (a)	790	55,679
AMBAC Financial Group, Inc.	8,980	519,583
American Express Co.	20,410	728,433

	Shares	Value (Note 1)
BlackRock, Inc. Class A (a)	2,770	$ 115,509
Charles Schwab Corp.	12,860	198,944
Citigroup, Inc.	28,112	1,419,094
Fannie Mae	18,040	1,434,179
Federated Investors, Inc. Class B (non-vtg.)	5,090	162,269
Freddie Mac	18,910	1,236,714
Goldman Sachs Group, Inc.	6,010	557,428
J.P. Morgan Chase & Co.	10,440	379,494
LaBranche & Co., Inc. (a)	950	32,737
Lehman Brothers Holdings, Inc.	3,050	203,740
Merrill Lynch & Co., Inc.	15,970	832,356
Morgan Stanley Dean Witter & Co.	17,140	958,812
Neuberger Berman, Inc.	1,770	77,703
SEI Investments Co.	2,930	132,172
State Street Corp.	1,990	103,978
USA Education, Inc.	4,120	346,162
Waddell & Reed Financial, Inc. Class A	5,910	190,302
		9,715,765
TOTAL DIVERSIFIED FINANCIALS		10,361,409
INSURANCE - 18.3%
Insurance Brokers - 1.0%
Marsh & McLennan Companies, Inc.	2,700	290,115
Life & Health Insurance - 3.2%
AFLAC, Inc.	11,510	282,686
Canada Life Financial Corp.	2,700	75,117
John Hancock Financial Services, Inc.	830	34,279
MetLife, Inc.	13,430	425,462
Protective Life Corp.	720	20,830
Prudential Financial, Inc.	400	13,276
Sun Life Financial Services of Canada, Inc.	3,120	66,552
		918,202
Multi-Line Insurance - 6.1%
Allmerica Financial Corp.	3,360	149,688
American International Group, Inc.	17,940	1,424,436
Hartford Financial Services Group, Inc.	3,340	209,852
		1,783,976
Property & Casualty Insurance - 7.6%
ACE Ltd.	2,870	115,231
Allstate Corp.	12,890	434,393
Berkshire Hathaway, Inc. Class B (a)	371	936,775
Cincinnati Financial Corp.	2,150	82,023
MBIA, Inc.	9,620	515,921
Old Republic International Corp.	1,310	36,693
Radian Group, Inc.	2,450	105,228
		2,226,264
Reinsurance - 0.4%
RenaissanceRe Holdings Ltd.	1,170	111,618
TOTAL INSURANCE		5,330,175
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
InterCept Group, Inc. (a)	2,600	$ 106,340
REAL ESTATE - 3.0%
Real Estate Investment Trusts - 2.9%
Apartment Investment & Management Co. Class A	3,830	175,146
Duke Realty Corp.	2,360	57,419
Equity Office Properties Trust	11,080	333,286
Equity Residential Properties Trust (SBI)	4,460	128,047
Vornado Realty Trust	3,360	139,776
		833,674
Real Estate Management & Development - 0.1%
TrizecHahn Corp. (sub. vtg.)	2,500	39,661
TOTAL REAL ESTATE		873,335
TOTAL COMMON STOCKS (Cost $25,840,159)		26,947,841
Money Market Funds - 10.3%

Fidelity Cash Central Fund, 1.94% (b) (Cost $2,994,866)	2,994,866	2,994,866
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $28,835,025)	29,942,707
NET OTHER ASSETS - (3.0)%	(873,979)
NET ASSETS - 100%	$ 29,068,728
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $34,413,360 and $7,904,924, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $406 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $29,235,532. Net unrealized appreciation aggregated $707,175, of which $1,343,834 related to appreciated investment securities and $636,659 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $209,000 all of which will expire on December 31, 2009.

Financial Services Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $28,835,025) - See accompanying schedule		$ 29,942,707
Receivable for investments sold		15,090
Receivable for fund shares sold		440,613
Dividends receivable		33,326
Interest receivable		4,653
Total assets		30,436,389
Liabilities
Payable for investments purchased	$ 1,325,292
Payable for fund shares redeemed	3,645
Accrued management fee	15,800
Other payables and accrued expenses	22,924
Total liabilities		1,367,661
Net Assets		$ 29,068,728
Net Assets consist of:
Paid in capital		$ 28,629,320
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(668,267)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,107,675
Net Assets, for 3,014,779 shares outstanding		$ 29,068,728
Net Asset Value, offering price and redemption price per share ($29,068,728 ÷ 3,014,779 shares)		$9.64

Statement of Operations

	July 18, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 131,264
Interest		22,921
Total income		154,185
Expenses
Management fee	$ 41,543
Transfer agent fees	5,873
Accounting fees and expenses	27,154
Non-interested trustees' compensation	17
Custodian fees and expenses	9,834
Audit	15,702
Legal	21
Miscellaneous	164
Total expenses before reductions	100,308
Expense reductions	(2,635)	97,673
Net investment income		56,512
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(668,267)
Foreign currency transactions	(360)	(668,627)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,107,682
Assets and liabilities in foreign currencies	(7)	1,107,675
Net gain (loss)		439,048
Net increase (decrease) in net assets resulting from operations		$ 495,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 18, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 56,512
Net realized gain (loss)	(668,627)
Change in net unrealized appreciation (depreciation)	1,107,675
Net increase (decrease) in net assets resulting from operations	495,560
Distributions to shareholders from net investment income	(58,630)
Share transactions Net proceeds from sales of shares	29,161,513
Reinvestment of distributions	58,630
Cost of shares redeemed	(604,861)
Net increase (decrease) in net assets resulting from share transactions	28,615,282
Redemption fees	16,516
Total increase (decrease) in net assets	29,068,728
Net Assets
Beginning of period	-
End of period	$ 29,068,728
Other Information Shares
Sold	3,076,210
Issued in reinvestment of distributions	6,051
Redeemed	(67,482)
Net increase (decrease)	3,014,779

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.03
Net realized and unrealized gain (loss)	(.38) G
Total from investment operations	(.35)
Less Distributions from net investment income	(.02)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.64
Total Return B, C, H	(3.40)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.40% A
Expenses net of voluntary waivers, if any	1.40% A
Expenses net of all reductions	1.37% A
Net investment income	0.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,069
Portfolio turnover rate	114% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 18, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Fidelity Variable Insurance Products: Health Care Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Johnson & Johnson	7.9
Pfizer, Inc.	7.2
Bristol-Myers Squibb Co.	5.9
American Home Products Corp.	5.1
Medtronic, Inc.	4.5
30.6
Top Industries as of December 31, 2001
% of fund's net assets
Pharmaceuticals	51.4%
Health Care Equipment & Supplies	15.3%
Biotechnology	13.8%
Health Care Providers & Services	10.8%
Electronic Equipment & Instruments	0.3%
All Others*	8.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yolanda Strock, Portfolio Manager of Health Care Portfolio

Q. How did the fund perform, Yolanda?

A. From its inception on July 18, 2001, through December 31, 2001, the fund slightly outperformed the Goldman Sachs Health Care Index - an index of 116 stocks designed to measure the performance of companies in the health care sector - which returned 1.87%. The fund also outperformed the broader market, as represented by the Standard & Poor's 500 Index, which declined 4.31% during the same time frame. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. What were the main reasons health care stocks held up better than the broader market?

A. Generally speaking, investors became fond of health care stocks because the sector's fundamentals looked more attractive relative to other industries during the prevailing economic weakness. More specifically, the earnings growth of health care companies has historically held up relatively well during an economic downturn, while other industries have been more prone to experience a decline in profits. Therefore, investors typically find health care stocks to be more "defensive" in this environment. That said, I had expected health care stocks - and in particular, pharmaceutical stocks - to perform much better on an absolute basis than they actually did, given the rapid decline of the economy and using historical patterns as a guidepost.

Q. Why did drug stocks perform worse than you expected?

A. For most of the period, the investment community could not build a consensus as to the direction of the overall economy. Despite continued aggressive interest rate cutting by the Federal Reserve Board, economic sentiment shifted intermittently throughout the past six months. As a result, pharmaceutical stocks suffered from what I call "fits and starts," meaning a series of ups and downs that create short-term sector volatility. Additionally, the sector grappled with a number of issues, such as high-profile drug patent expirations and some unexpected Food and Drug Administration (FDA) decisions, which compromised the growth outlook of several companies. For example, Schering-Plough tumbled after the FDA determined that the company's production facilities didn't meet certain cleanliness standards.

Q. What factors helped the fund outperform the Goldman Sachs index?

A. Most significantly, the fund owned a different mix of large-cap pharmaceutical stocks that outperformed the index. For example, I owned more Pfizer, Bristol-Myers Squibb and American Home Products than the Goldman Sachs index because I believed these companies had either stronger product pipelines or newer product bases that would allow them to maintain strong earnings growth. At the same time, I was less enthused about Merck, Eli Lilly, Schering-Plough and Pharmacia because their fundamentals looked less favorable and, as a result, I owned less of them. Underweighting Merck proved to be the most beneficial decision in terms of our relative performance, as the stock declined more than many expected due to concerns about a number of its drugs coming off patent protection and a 2002 profit warning announced in December. The fund also held more biotechnology stocks, which rallied in the fourth quarter as investors grew optimistic that the economy may rebound in 2002.

Q. What stocks stood out as top performers? Which disappointed?

A. Johnson & Johnson benefited from positive clinical trial results of an antibiotic-coated stent designed to prevent arteries from reclogging after angioplasty surgery. The company also successfully defended the bulk of the patent-infringement cases brought against it by competitor Boston Scientific. Biopharmaceutical firm Gilead Sciences performed well on promising results for its hepatitis drug, Adefovir Dipivoxil, as well as high expectations for two other drugs in its pipeline. On the down side, after health care distributor Cardinal Health's stock price appreciation in 2001, investors took profits in the stock due to slowing same-store sales at some of its larger retail pharmacy clients. Amgen's stock price declined when investors questioned the high cost of its $16 billion deal in December to acquire Immunex.

Q. What's your outlook for the health care sector, Yolanda?

A. At the end of the period, a majority of investors began to anticipate an economic recovery in 2002. If that occurs, the health care sector may have a difficult time matching the performance of the broader market, given its stable growth history and the economic sensitivity built into other sectors. On the other hand, if the economy continues to plod along without improvement, health care stocks could continue to perform relatively well in comparison to other areas of the market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Start date: July 18, 2001

Size: as of December 31, 2001, more than $61 million

Manager: Yolanda Strock, since inception; joined Fidelity in 1997

3

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 13.8%
Biotechnology - 13.8%
Abgenix, Inc. (a)	4,940	$ 166,182
Alkermes, Inc. (a)	2,000	52,720
Amgen, Inc. (a)	41,180	2,324,199
Biogen, Inc. (a)	6,420	368,187
Celgene Corp. (a)	2,150	68,628
Cephalon, Inc. (a)	2,160	163,264
COR Therapeutics, Inc. (a)	6,370	152,434
Enzon, Inc. (a)	8,500	478,380
Genentech, Inc. (a)	18,850	1,022,613
Genzyme Corp. - General Division (a)	8,810	527,367
Gilead Sciences, Inc. (a)	9,640	633,541
Human Genome Sciences, Inc. (a)	3,280	110,602
IDEC Pharmaceuticals Corp. (a)	14,300	985,699
Immunex Corp. (a)	8,360	231,656
Medimmune, Inc. (a)	8,530	395,366
Millennium Pharmaceuticals, Inc. (a)	8,510	208,580
OSI Pharmaceuticals, Inc. (a)	850	38,879
Protein Design Labs, Inc. (a)	9,420	308,976
Vertex Pharmaceuticals, Inc. (a)	8,300	204,097
		8,441,370
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Electronic Equipment & Instruments - 0.3%
Waters Corp. (a)	4,000	155,000
HEALTH CARE EQUIPMENT & SUPPLIES - 15.3%
Health Care Equipment - 14.3%
Applera Corp. - Applied Biosystems Group	6,730	264,287
Baxter International, Inc.	29,250	1,568,678
Beckman Coulter, Inc.	1,880	83,284
Biomet, Inc.	28,765	888,839
Boston Scientific Corp. (a)	24,610	593,593
C.R. Bard, Inc.	1,580	101,910
Cytyc Corp. (a)	3,290	85,869
Guidant Corp. (a)	11,940	594,612
Medtronic, Inc.	53,860	2,758,171
St. Jude Medical, Inc. (a)	7,530	584,705
Stryker Corp.	15,300	893,061
Varian Medical Systems, Inc. (a)	1,060	75,536
Zimmer Holdings, Inc. (a)	8,700	265,698
		8,758,243
Health Care Supplies - 1.0%
Smith & Nephew PLC	102,600	619,950
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		9,378,193

	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 10.8%
Health Care Distributors & Services - 6.7%
Andrx Group (a)	7,260	$ 511,177
Cardinal Health, Inc.	25,980	1,679,867
McKesson Corp.	31,690	1,185,206
Priority Healthcare Corp. Class B (a)	20,300	714,357
		4,090,607
Health Care Facilities - 4.1%
HCA, Inc.	26,700	1,029,018
Health Management Associates, Inc. Class A (a)	3,530	64,952
HealthSouth Corp. (a)	17,520	259,646
Manor Care, Inc. (a)	3,850	91,284
Tenet Healthcare Corp. (a)	14,500	851,440
Triad Hospitals, Inc. (a)	5,640	165,534
Universal Health Services, Inc. Class B (a)	2,090	89,410
		2,551,284
TOTAL HEALTH CARE PROVIDERS & SERVICES		6,641,891
PHARMACEUTICALS - 51.4%
Pharmaceuticals - 51.4%
Abbott Laboratories	49,120	2,738,440
Allergan, Inc.	8,160	612,408
American Home Products Corp.	51,120	3,136,723
Biovail Corp. (a)	5,700	318,449
Bristol-Myers Squibb Co.	71,050	3,623,550
Eli Lilly & Co.	34,570	2,715,128
Forest Laboratories, Inc. (a)	15,080	1,235,806
ImClone Systems, Inc. (a)	6,219	288,935
IVAX Corp. (a)	12,110	243,895
Johnson & Johnson	81,340	4,807,189
King Pharmaceuticals, Inc. (a)	6,983	294,194
Merck & Co., Inc.	37,180	2,186,184
Mylan Laboratories, Inc.	23,360	876,000
Pfizer, Inc.	110,760	4,413,786
Pharmacia Corp.	56,480	2,408,872
Schering-Plough Corp.	43,690	1,564,539
		31,464,098
TOTAL COMMON STOCKS (Cost $54,751,084)		56,080,552
Money Market Funds - 9.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b)	5,555,634	$ 5,555,634
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	142,500	142,500
TOTAL MONEY MARKET FUNDS (Cost $5,698,134)		5,698,134
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $60,449,218)	61,778,686
NET OTHER ASSETS - (0.9)%	(549,693)
NET ASSETS - 100%	$ 61,228,993
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $68,502,691 and $13,039,424, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $361 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $5,315,000. The weighted average interest rate was 3.36%. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $61,077,375. Net unrealized appreciation aggregated $701,311, of which $2,832,577 related to appreciated investment securities and $2,131,266 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Fidelity Variable Insurance Products: Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $136,340) (cost $60,449,218) - See accompanying schedule		$ 61,778,686
Receivable for fund shares sold		974,355
Dividends receivable		32,824
Interest receivable		8,951
Total assets		62,794,816
Liabilities
Payable for investments purchased	$ 1,368,565
Accrued management fee	28,148
Other payables and accrued expenses	26,610
Collateral on securities loaned, at value	142,500
Total liabilities		1,565,823
Net Assets		$ 61,228,993
Net Assets consist of:
Paid in capital		$ 60,708,571
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(809,057)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,329,479
Net Assets, for 6,010,127 shares outstanding		$ 61,228,993
Net Asset Value, offering price and redemption price per share ($61,228,993 ÷ 6,010,127 shares)		$10.19

Statement of Operations

	July 18, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 134,123
Interest		53,087
Security lending		6
Total income		187,216
Expenses
Management fee	$ 96,055
Transfer agent fees	13,284
Accounting and security lending fees	27,168
Non-interested trustees' compensation	40
Custodian fees and expenses	10,553
Audit	15,702
Legal	46
Interest	3,475
Miscellaneous	366
Total expenses before reductions	166,689
Expense reductions	(1,382)	165,307
Net investment income		21,909
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(712,182)
Foreign currency transactions	(560)	(712,742)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,329,468
Assets and liabilities in foreign currencies	11	1,329,479
Net gain (loss)		616,737
Net increase (decrease) in net assets resulting from operations		$ 638,646

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 18, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 21,909
Net realized gain (loss)	(712,742)
Change in net unrealized appreciation (depreciation)	1,329,479
Net increase (decrease) in net assets resulting from operations	638,646
Distributions to shareholders from net realized gains	(118,225)
Share transactions Net proceeds from sales of shares	71,421,465
Reinvestment of distributions	118,225
Cost of shares redeemed	(10,968,598)
Net increase (decrease) in net assets resulting from share transactions	60,571,092
Redemption fees	137,480
Total increase (decrease) in net assets	61,228,993
Net Assets
Beginning of period	-
End of period	$ 61,228,993
Other Information Shares
Sold	7,098,481
Issued in reinvestment of distributions	11,467
Redeemed	(1,099,821)
Net increase (decrease)	6,010,127

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	.16
Total from investment operations	.17
Less Distributions from net realized gain	(.02)
Redemption fees added to paid in capital	.04
Net asset value, end of period	$ 10.19
Total Return B, C, G	2.10%
Ratios to Average Net Assets F
Expenses before expense reductions	1.01% A
Expenses net of voluntary waivers, if any	1.01% A
Expenses net of all reductions	1.00% A
Net investment income	0.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,229
Portfolio turnover rate	82% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 18, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Fidelity Variable Insurance Products: Natural Resources Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
ChevronTexaco Corp.	9.2
Phillips Petroleum Co.	6.6
Conoco, Inc.	5.2
Exxon Mobil Corp.	4.5
Royal Dutch Petroleum Co. (NY Shares)	4.5
30.0
Top Industries as of December 31, 2001
% of fund's net assets
Oil & Gas	51.8%
Energy Equipment & Services	21.3%
Metals & Mining	7.4%
Paper & Forest Products	6.9%
Gas Utilities	3.0%
All Others*	9.6%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Scott Offen, Portfolio Manager of Natural Resources Portfolio

Q. How did the fund perform, Scott?

A. While I'm pleased with the fund's relative performance, I wish our absolute returns were better. From its inception on July 19, 2001, through December 31, 2001, the fund topped the Goldman Sachs Natural Resources Index - an index of 110 stocks designed to measure the performance of companies in the natural resources sector - and the Standard & Poor's 500 Index, which declined 5.28% and 4.88%, respectively. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. Why did the natural resources sector lag the overall market since the fund began in July?

A. Falling commodity prices stemming from a sluggish economy - further weakened by the 9/11 attacks - were to blame. Energy, by far the sector's largest industry component, led the downturn as slackening global demand and growing supply pressure caused oil inventories to rise and prices to decline by more than 21% during the period - nearing two-year lows. OPEC - the Organization of Petroleum Exporting Countries - cut production in September in an effort to stem the decline. However, uncertainty surrounding a further reduction early next year, coupled with skepticism about the enforcement of supporting production cuts from nonmember countries such as Russia, kept oil prices from rebounding. Sagging demand due to economic and weather factors teamed with mounting supply from a couple of big finds in Canada to sack natural gas prices, which finished the year down nearly 75% even after snapping back during the fourth quarter. While energy stocks benefited late in the year from renewed enthusiasm about a potential economic recovery in 2002, a continued weak pricing environment for oil and the sector's more defensive nature caused them to trail the gains registered by more cyclically sensitive areas. Stocks within the other natural resources industries - including metals and minerals - tend to be cyclically oriented and, thus, responded well to the prospects for recovery.

Q. Why did the fund outperform the Goldman Sachs benchmark during the year?

A. Strong stock picking in energy was the key to our success relative to the index. We benefited the most from limiting our exposure to lagging utilities, most notably energy trader Enron, whose rapid demise dragged down most other related companies in the index, such as Dynegy. Overweighting energy services and equipment stocks, particularly oil and gas drillers, also aided performance. These groups bounced back from a major sell-off at the end of the third quarter on expectations that a pick-up in the economy would lead to increased spending on energy production. BJ Services and ENSCO were top contributors here. I remained bullish on services firms that were leveraged to oil, based on the long-term need for the U.S. to build new oil supplies - outside of OPEC - due to under-investment in recent years. Having ample exposure to the major integrated oil companies also proved wise. While these firms suffered from lower oil prices and the market rotation away from more-defensive, less-cyclical businesses, stocks such as Phillips Petroleum and ChevronTexaco benefited from the tremendous cost savings expected from industry consolidation. Elsewhere, the fund's emphasis on aluminum stocks paid off, as did a small out-of-benchmark stake in chemicals, which I have since sold off.

Q. What moves dampened results?

A. It really was more of a story of what we didn't own. We lost ground to the index by remaining underexposed to natural gas exploration and production stocks such as Anadarko Petroleum, which staged a rally in the fourth quarter. While I was surprised at their strong performance, I felt it unlikely to continue given my bearish near-term outlook for gas prices based on continued weak demand and high levels of inventory that could take some time to deplete. Underweighting gold stocks also hurt, as jittery equity investors looked for a place to hide in a bear market. Pricing erosion hampered our holdings in paper and forest products, including Georgia-Pacific. Oil services giant Halliburton disappointed due to unfavorable asbestos litigation against it.

Q. What's your outlook?

A. I remain optimistic about energy stocks, thanks to a favorable long-term trend in the supply/demand balance for oil and natural gas. But within the trend, inventory cycles likely will continue to provoke commodity and stock price fluctuations. The outlook for oil stocks, unlike natural gas, has improved of late with the economy showing some signs of life and OPEC announcing additional production cuts, which could lead us back to above-average pricing levels. The integrated oil companies could be the big surprise here because they're running their businesses better and, therefore, I believe they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Start date: July 19, 2001

Size: as of December 31, 2001, more than $12 million

Manager: Scott Offen, since inception; joined Fidelity in 1985

3

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 0.0%
Construction & Engineering - 0.0%
McDermott International, Inc. (a)	70	$ 859
CONTAINERS & PACKAGING - 1.6%
Paper Packaging - 1.6%
Packaging Corp. of America (a)	2,390	43,379
Smurfit-Stone Container Corp. (a)	5,310	84,801
Temple-Inland, Inc.	1,290	73,182
		201,362
ENERGY EQUIPMENT & SERVICES - 21.3%
Oil & Gas Drilling - 8.3%
Diamond Offshore Drilling, Inc.	2,860	86,944
ENSCO International, Inc.	7,530	187,121
GlobalSantaFe Corp.	6,406	182,699
Helmerich & Payne, Inc.	790	26,370
Nabors Industries, Inc. (a)	3,240	111,229
Noble Drilling Corp. (a)	3,930	133,777
Patterson-UTI Energy, Inc. (a)	1,330	31,002
Precision Drilling Corp. (a)	2,100	54,176
Pride International, Inc. (a)	1,970	29,747
Rowan Companies, Inc. (a)	1,550	30,024
Transocean Sedco Forex, Inc.	4,520	152,866
		1,025,955
Oil & Gas Equipment & Services - 13.0%
Baker Hughes, Inc.	7,580	276,443
BJ Services Co. (a)	5,750	186,588
Cal Dive International, Inc. (a)	1,110	27,395
Cooper Cameron Corp. (a)	2,200	88,792
Dril-Quip, Inc. (a)	520	12,532
Global Industries Ltd. (a)	2,240	19,936
Grant Prideco, Inc. (a)	820	9,430
Halliburton Co.	5,230	68,513
Hydril Co. (a)	810	14,280
Key Energy Services, Inc. (a)	1,390	12,788
National-Oilwell, Inc. (a)	3,050	62,861
Newpark Resources, Inc. (a)	2,890	22,831
Oceaneering International, Inc. (a)	720	15,926
Schlumberger Ltd. (NY Shares)	5,760	316,512
Smith International, Inc. (a)	3,120	167,294
Tidewater, Inc.	730	24,747
Trican Well Service Ltd. (a)	140	1,170
Varco International, Inc. (a)	1,700	25,466
W-H Energy Services, Inc. (a)	1,230	23,432
Weatherford International, Inc. (a)	5,800	216,108
		1,593,044
TOTAL ENERGY EQUIPMENT & SERVICES		2,618,999

	Shares	Value (Note 1)
GAS UTILITIES - 3.0%
Gas Utilities - 3.0%
El Paso Corp.	5,770	$ 257,400
Kinder Morgan, Inc.	2,070	115,278
		372,678
METALS & MINING - 7.4%
Aluminum - 5.8%
Alcan, Inc.	6,220	223,343
Alcoa, Inc.	13,590	483,125
Century Aluminum Co.	650	8,684
		715,152
Diversified Metals & Mining - 0.6%
Arch Coal, Inc.	710	16,117
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	710	9,159
Class B (a)	1,670	22,361
Massey Energy Corp.	1,410	29,229
		76,866
Gold - 1.0%
Barrick Gold Corp.	7,590	121,366
TOTAL METALS & MINING		913,384
OIL & GAS - 51.8%
Integrated Oil & Gas - 40.4%
BP PLC sponsored ADR	11,440	532,074
ChevronTexaco Corp.	12,700	1,138,043
Conoco, Inc.	22,440	635,052
Exxon Mobil Corp.	14,100	554,130
Occidental Petroleum Corp.	7,000	185,710
Petro-Canada	3,700	91,384
Phillips Petroleum Co.	13,398	807,363
Royal Dutch Petroleum Co. (NY Shares)	11,250	551,475
Suncor Energy, Inc.	6,870	226,180
TotalFinaElf SA sponsored ADR	1,710	120,110
USX - Marathon Group	4,690	140,700
		4,982,221
Oil & Gas Exploration & Production - 10.3%
Alberta Energy Co. Ltd.	3,110	117,573
Anadarko Petroleum Corp.	1,720	97,782
Apache Corp.	1,716	85,594
Burlington Resources, Inc.	1,300	48,802
Canadian Natural Resources Ltd.	2,540	61,138
Chesapeake Energy Corp. (a)	2,170	14,344
CNOOC Ltd. sponsored ADR	3,130	60,409
Devon Energy Corp.	590	22,804
Kerr-McGee Corp.	1,910	104,668
Murphy Oil Corp.	1,500	126,060
Newfield Exploration Co. (a)	660	23,437
Nexen, Inc.	1,800	35,150
Ocean Energy, Inc.	2,370	45,504
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Oil & Gas Exploration & Production - continued
Pioneer Natural Resources Co. (a)	1,330	$ 25,616
Pogo Producing Co.	1,400	36,778
Spinnaker Exploration Co. (a)	1,200	49,392
Talisman Energy, Inc.	3,560	135,323
Tom Brown, Inc. (a)	530	14,315
Unocal Corp.	4,680	168,808
		1,273,497
Oil & Gas Refining & Marketing - 1.1%
Valero Energy Corp.	3,400	129,608
TOTAL OIL & GAS		6,385,326
PAPER & FOREST PRODUCTS - 6.9%
Forest Products - 2.4%
International Forest Products (Interfor) Class A (a)	12,000	32,119
Slocan Forest Products Ltd.	5,240	29,005
TimberWest Forest Corp. unit	1,260	10,292
Weyerhaeuser Co.	4,200	227,136
		298,552
Paper Products - 4.5%
Boise Cascade Corp.	2,670	90,807
Bowater, Inc.	750	35,775
International Paper Co.	6,520	263,082
Mead Corp.	2,790	86,183
Potlatch Corp.	410	12,021
Wausau-Mosinee Paper Corp.	630	7,623
Westvaco Corp.	1,890	53,771
		549,262
TOTAL PAPER & FOREST PRODUCTS		847,814
TOTAL COMMON STOCKS (Cost $10,992,753)		11,340,422
Money Market Funds - 8.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b) (Cost $1,011,387)	1,011,387	$ 1,011,387
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $12,004,140)	12,351,809
NET OTHER ASSETS - (0.2)%	(26,053)
NET ASSETS - 100%	$ 12,325,756
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,321,302 and $4,701,742, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $857 for the period.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.5%
Canada	9.1
Netherlands	4.5
United Kingdom	4.3
Netherlands Antilles	2.6
Cayman Islands	1.5
France	1.0
Others (individually less than 1%)	0.5
100.0%
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $12,214,166. Net unrealized appreciation aggregated $137,643, of which $617,013 related to appreciated investment securities and $479,370 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $97,000 all of which will expire on December 31, 2009.
The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $249,000 of losses recognized during the period November 1, 2001 to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Fidelity Variable Insurance Products: Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $12,004,140) - See accompanying schedule		$ 12,351,809
Receivable for investments sold		8,605
Receivable for fund shares sold		47,524
Dividends receivable		4,204
Interest receivable		1,849
Total assets		12,413,991
Liabilities
Payable to custodian bank	$ 34,796
Payable for investments purchased	26,536
Accrued management fee	5,567
Other payables and accrued expenses	21,336
Total liabilities		88,235
Net Assets		$ 12,325,756
Net Assets consist of:
Paid in capital		$ 12,598,908
Undistributed net investment income		6,024
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(626,807)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		347,631
Net Assets, for 1,273,103 shares outstanding		$ 12,325,756
Net Asset Value, offering price and redemption price per share ($12,325,756 ÷ 1,273,103 shares)		$9.68

Statement of Operations

	July 19, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 61,978
Interest		11,609
Total income		73,587
Expenses
Management fee	$ 22,431
Transfer agent fees	3,387
Accounting fees and expenses	26,910
Non-interested trustees' compensation	11
Custodian fees and expenses	12,324
Audit	15,702
Legal	14
Miscellaneous	108
Total expenses before reductions	80,887
Expense reductions	(26,042)	54,845
Net investment income		18,742
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(626,807)
Foreign currency transactions	(49)	(626,856)
Change in net unrealized appreciation (depreciation) on:
Investment securities	347,669
Assets and liabilities in foreign currencies	(38)	347,631
Net gain (loss)		(279,225)
Net increase (decrease) in net assets resulting from operations		$ (260,483)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 19, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 18,742
Net realized gain (loss)	(626,856)
Change in net unrealized appreciation (depreciation)	347,631
Net increase (decrease) in net assets resulting from operations	(260,483)
Distributions to shareholders from net investment income	(12,669)
Share transactions Net proceeds from sales of shares	14,439,438
Reinvestment of distributions	12,669
Cost of shares redeemed	(1,872,595)
Net increase (decrease) in net assets resulting from share transactions	12,579,512
Redemption fees	19,396
Total increase (decrease) in net assets	12,325,756
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $6,024)	$ 12,325,756
Other Information Shares
Sold	1,474,914
Issued in reinvestment of distributions	1,297
Redeemed	(203,108)
Net increase (decrease)	1,273,103

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.02
Net realized and unrealized gain (loss)	(.35)
Total from investment operations	(.33)
Less Distributions from net investment income	(.01)
Redemption fees added to paid in capital	.02
Net asset value, end of period	$ 9.68
Total Return B, C, G	(3.10)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.11% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.44% A
Net investment income	0.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,326
Portfolio turnover rate	129% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 19, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Fidelity Variable Insurance Products: Technology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
Microsoft Corp.	9.9
International Business Machines Corp.	9.4
Motorola, Inc.	9.1
AOL Time Warner, Inc.	6.3
Intel Corp.	6.1
40.8
Top Industries as of December 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	23.5%
Software	17.9%
Computers & Peripherals	16.1%
Communications Equipment	14.7%
Media	6.3%
All Others*	21.5%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Telis Bertsekas became Portfolio Manager of Technology Portfolio on January 23, 2002, after the period covered by the report.

Q. How did the fund perform, Telis?

A. From its inception on July 19, 2001, through December 31, 2001, the fund trailed the -4.88% return of the Standard & Poor's 500 Index. However, the fund beat the -7.20% mark of the Goldman Sachs Technology Index, an index of 230 stocks designed to measure the performance of companies in the technology sector. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. Why did the fund underperform the S&P 500® but outperform the Goldman Sachs index?

A. The period under review - from mid-July to the end of 2001- encompassed two very different environments. From the fund's inception through September 21, technology share prices declined dramatically, as the economy continued to weaken and the markets absorbed the shock of the September 11 terrorist attacks. The fund lost considerable ground on the S&P 500 during this time because the index was cushioned to some extent by its broad diversification. In late September, partly in response to the Federal Reserve Board's aggressive easing of monetary policy, the broader market began a rally that carried through the end of the year. Technology stocks spearheaded this rally, and the fund was able to close much of the performance gap separating it from the S&P 500. An overweighting in Microsoft, the fund's largest holding at the end of the period, substantially helped our performance in the fourth quarter but had essentially a neutral impact for the entire period under review. Our outperformance compared with the Goldman Sachs index can be explained in part by the fund's greater exposure to mid-cap semiconductor stocks and its lighter emphasis on the underperforming telecommunications equipment group.

Q. What was the attraction of mid-cap semiconductor stocks?

A. Semiconductors are a very cyclical industry, and they were due for a recovery. The former portfolio manager was beginning to see signs that the inventory correction that caused revenues in the industry to tail off would soon work itself out. When he looked at the universe of semiconductor stocks, the mid-cap space had the most attractive valuations compared with expected growth rates.

Q. Can you discuss your management philosophy?

A. Sure. I run the fund with a decidedly bottom-up orientation, getting to know each holding extremely well. For me, that means talking with suppliers and customers in addition to company management. I like to see strong market position, accelerating growth rates and improving profit margins, among other factors. I also have fairly strict sell criteria because no matter how good a company is, there is a valuation point at which its stock is no longer a good investment.

Q. Which stocks helped performance?

A. IBM was the holding that made the most positive contribution. In our conversations with the company's customers, we determined that it was gaining market share in many of its business lines. Furthermore, IBM posted relatively strong earnings in a year when most technology companies had extremely disappointing earnings. Graphics microprocessor manufacturer NVIDIA also did well on the strength of several promising new products, including the chip that runs Microsoft's new video game console, the Xbox. Storage software stock VERITAS was another holding that aided performance, as storage of electronic information suddenly became a much higher priority after September 11.

Q. Which stocks detracted from performance?

A. Motorola was the biggest detractor. We bought the stock because we had confidence that the company's restructuring program would rejuvenate earnings growth. However, Motorola's wireless handset sales were lower than expected due to slowing growth in the wireless market. Sun Microsystems suffered from a depressed market for its Unix servers, and we sold the stock. Storage company EMC and memory chip maker Micron Technology both encountered pricing pressure for their products due to increased competition.

Q. What's your outlook, Telis?

A. Although the long-term outlook for technology stocks is favorable, over the short term a weak economy and generally rich valuations could limit upside progress in the sector. In this challenging environment, I believe stock selection will assume an even greater importance than usual. Given the cyclical nature of many technology companies, those that can benefit from the "sweet spot" of product development cycles should be especially attractive. Finding such companies will be a primary area of emphasis for me. With 45 analysts worldwide who devote their full-time efforts to the technology industry, Fidelity has the resources to uncover opportunities that might be missed by other investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Fund Facts

Start date: July 19, 2001

Size: as of December 31, 2001, more than $43 million

Manager: Telis Bertsekas, since January 2002; joined Fidelity in 1997

3

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 6.2%
Data Processing Services - 5.0%
Automatic Data Processing, Inc.	13,210	$ 778,069
Ceridian Corp. (a)	8,840	165,750
Concord EFS, Inc. (a)	9,630	315,671
First Data Corp.	10,040	787,638
Paychex, Inc.	3,510	122,324
		2,169,452
Diversified Commercial Services - 1.2%
ChoicePoint, Inc. (a)	10,580	536,300
TOTAL COMMERCIAL SERVICES & SUPPLIES		2,705,752
COMMUNICATIONS EQUIPMENT - 14.7%
Networking Equipment - 2.2%
Brocade Communications System, Inc. (a)	20,100	665,712
Enterasys Networks, Inc. (a)	21,690	191,957
Finisar Corp. (a)	2,840	28,883
Juniper Networks, Inc. (a)	930	17,624
Tellium, Inc.	6,740	41,990
		946,166
Telecommunications Equipment - 12.5%
CIENA Corp. (a)	8,450	120,920
Comverse Technology, Inc. (a)	46,770	1,046,245
Ditech Communications Corp. (a)	16,070	96,741
Motorola, Inc.	263,760	3,961,675
Polycom, Inc. (a)	6,540	222,818
		5,448,399
TOTAL COMMUNICATIONS EQUIPMENT		6,394,565
COMPUTERS & PERIPHERALS - 16.1%
Computer Hardware - 12.4%
Dell Computer Corp. (a)	41,410	1,125,524
International Business Machines Corp.	33,630	4,067,885
Quanta Computer, Inc.	58,000	188,995
		5,382,404
Computer Storage & Peripherals - 3.7%
EMC Corp. (a)	85,920	1,154,765
Network Appliance, Inc. (a)	4,920	107,600
UMC Japan (a)	40	364,548
		1,626,913
TOTAL COMPUTERS & PERIPHERALS		7,009,317
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
Electronic Equipment & Instruments - 2.6%
Arrow Electronics, Inc. (a)	2,800	83,720
Avnet, Inc.	2,230	56,798
Benchmark Electronics, Inc. (a)	6,070	115,087

	Shares	Value (Note 1)
Flextronics International Ltd. (a)	16,910	$ 405,671
Solectron Corp. (a)	39,380	444,206
		1,105,482
INTERNET & CATALOG RETAIL - 0.5%
Internet Retail - 0.5%
eBay, Inc. (a)	3,210	214,749
INTERNET SOFTWARE & SERVICES - 1.2%
Internet Software & Services - 1.2%
Check Point Software Technologies Ltd. (a)	6,940	276,837
DoubleClick, Inc. (a)	6,120	69,401
Yahoo!, Inc. (a)	10,840	192,302
		538,540
IT CONSULTING & SERVICES - 2.1%
IT Consulting & Services - 2.1%
Computer Sciences Corp. (a)	7,020	343,840
Electronic Data Systems Corp.	4,340	297,507
SunGard Data Systems, Inc. (a)	8,670	250,823
		892,170
MEDIA - 6.3%
Movies & Entertainment - 6.3%
AOL Time Warner, Inc. (a)	84,460	2,711,166
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 23.5%
Semiconductor Equipment - 4.8%
Applied Materials, Inc. (a)	13,980	560,598
ASML Holding NV (NY Shares) (a)	18,040	307,582
DuPont Photomasks, Inc. (a)	1,920	83,424
Helix Technology, Inc.	3,190	71,935
Ibis Technology Corp. (a)	9,310	138,440
KLA-Tencor Corp. (a)	8,980	445,049
Kulicke & Soffa Industries, Inc. (a)	10,310	176,817
LAM Research Corp. (a)	6,890	159,986
Photronics, Inc. (a)	4,900	153,615
		2,097,446
Semiconductors - 18.7%
Advanced Micro Devices, Inc. (a)	19,040	301,974
Agere Systems, Inc. Class A	102,370	582,485
Analog Devices, Inc. (a)	7,130	316,501
Conexant Systems, Inc. (a)	4,920	70,651
Cypress Semiconductor Corp. (a)	810	16,143
Fairchild Semiconductor International, Inc. Class A (a)	5,410	152,562
Integrated Circuit Systems, Inc. (a)	450	10,166
Integrated Device Technology, Inc. (a)	7,890	209,795
Intel Corp.	84,540	2,658,783
Intersil Corp. Class A (a)	3,970	128,033
Lattice Semiconductor Corp. (a)	1,830	37,643
Linear Technology Corp.	6,940	270,938
LSI Logic Corp. (a)	15,730	248,219
Marvell Technology Group Ltd. (a)	13,830	495,391
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Semiconductors - continued
National Semiconductor Corp. (a)	6,240	$ 192,130
NVIDIA Corp. (a)	12,160	813,504
PMC-Sierra, Inc. (a)	3,040	64,630
Semtech Corp. (a)	7,840	279,810
Silicon Laboratories, Inc. (a)	10,500	353,955
Silicon Storage Technology, Inc. (a)	6,470	62,371
STMicroelectronics NV (NY Shares)	8,670	274,579
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	4,850	83,275
Texas Instruments, Inc.	11,200	313,600
United Microelectronics Corp. sponsored ADR	17,380	166,848
		8,103,986
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		10,201,432
SOFTWARE - 17.9%
Application Software - 2.9%
BEA Systems, Inc. (a)	9,790	150,766
Compuware Corp. (a)	6,940	81,823
Mercury Interactive Corp. (a)	9,540	324,169
PeopleSoft, Inc. (a)	4,040	162,408
Peregrine Systems, Inc. (a)	21,580	320,031
Synopsys, Inc. (a)	2,720	160,670
Vastera, Inc. (a)	5,130	85,209
		1,285,076
Systems Software - 15.0%
Adobe Systems, Inc.	3,290	102,155
Computer Associates International, Inc.	21,940	756,711
Microsoft Corp. (a)	64,840	4,295,645
Network Associates, Inc. (a)	7,370	190,515
Red Hat, Inc. (a)	9,510	67,521
VERITAS Software Corp. (a)	24,290	1,088,921
		6,501,468
TOTAL SOFTWARE		7,786,544
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.2%
CDW Computer Centers, Inc. (a)	1,730	92,918
TOTAL COMMON STOCKS (Cost $37,574,058)		39,652,635
Money Market Funds - 7.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.94% (b) (Cost $3,419,737)	3,419,737	$ 3,419,737
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $40,993,795)	43,072,372
NET OTHER ASSETS - 0.8%	357,420
NET ASSETS - 100%	$ 43,429,792
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $48,902,403 and $10,576,065, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,344 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $41,279,282. Net unrealized appreciation aggregated $1,793,090, of which $3,304,961 related to appreciated investment securities and $1,511,871 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $457,000 all of which will expire on December 31, 2009.

Technology Portfolio

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $40,993,795) - See accompanying schedule		$ 43,072,372
Foreign currency held at value (cost $10,230)		10,230
Receivable for investments sold		8,867
Receivable for fund shares sold		370,975
Dividends receivable		11,910
Interest receivable		8,425
Total assets		43,482,779
Liabilities
Payable for investments purchased	$ 2,026
Payable for fund shares redeemed	733
Accrued management fee	22,515
Other payables and accrued expenses	27,713
Total liabilities		52,987
Net Assets		$ 43,429,792
Net Assets consist of:
Paid in capital		$ 42,103,497
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(752,282)
Net unrealized appreciation (depreciation) on investments		2,078,577
Net Assets, for 4,608,297 shares outstanding		$ 43,429,792
Net Asset Value, offering price and redemption price per share ($43,429,792 ÷ 4,608,297 shares)		$9.42

Statement of Operations

	July 19, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 17,467
Interest		33,208
Total income		50,675
Expenses
Management fee	$ 49,560
Transfer agent fees	6,912
Accounting fees and expenses	26,914
Non-interested trustees' compensation	17
Custodian fees and expenses	12,358
Audit	15,644
Legal	18
Miscellaneous	115
Total expenses before reductions	111,538
Expense reductions	(1,498)	110,040
Net investment income (loss)		(59,365)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(752,281)
Foreign currency transactions	(351)	(752,632)
Change in net unrealized appreciation (depreciation) on investment securities		2,078,577
Net gain (loss)		1,325,945
Net increase (decrease) in net assets resulting from operations		$ 1,266,580

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 19, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income (loss)	$ (59,365)
Net realized gain (loss)	(752,632)
Change in net unrealized appreciation (depreciation)	2,078,577
Net increase (decrease) in net assets resulting from operations	1,266,580
Share transactions Net proceeds from sales of shares	43,174,259
Cost of shares redeemed	(1,055,986)
Net increase (decrease) in net assets resulting from share transactions	42,118,273
Redemption fees	44,939
Total increase (decrease) in net assets	43,429,792
Net Assets
Beginning of period	-
End of period	$ 43,429,792
Other Information Shares
Sold	4,722,902
Redeemed	(114,605)
Net increase (decrease)	4,608,297

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(.57) G
Total from investment operations	(.60)
Redemption fees added to paid in capital	.02
Net asset value, end of period	$ 9.42
Total Return B, C, H	(5.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.31% A
Expenses net of voluntary waivers, if any	1.31% A
Expenses net of all reductions	1.29% A
Net investment income (loss)	(0.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,430
Portfolio turnover rate	129% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 19, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Investment Summary

Top Five Stocks as of December 31, 2001
% of fund's net assets
AT&T Corp.	9.4
Verizon Communications, Inc.	8.8
BellSouth Corp.	8.7
SBC Communications, Inc.	6.7
Qwest Communications International, Inc.	5.6
39.2
Top Industries as of December 31, 2001
% of fund's net assets
Diversified Telecommunication Services	51.9%
Electric Utilities	21.3%
Wireless Telecommunication Services	4.1%
Media	2.3%
Industrial Conglomerates	1.4%
All Others*	19.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Timothy Cohen, Portfolio Manager of Telecommunications & Utilities Growth Portfolio

Q. How did the fund perform, Tim?

A. From its inception on July 19, 2001, through December 31, 2001, the fund underperformed the -4.88% return of the Standard & Poor's 500 Index during the same period. The fund also slightly trailed the -13.78% mark of the Goldman Sachs Utilities Index, an index of 120 stocks designed to measure the performance of companies in the utilities sector. Going forward, we'll compare the fund's performance to its benchmarks at six- and 12-month intervals.

Q. Why did the fund underperform the S&P 500 by such a wide margin?

A. One stock - independent power producer (IPP) and top-10 holding AES - was responsible for much of the underperformance. This stock got crushed in late September when the company drastically scaled back its earnings estimates. Furthermore, the recent fiscal and political problems in Argentina undermined investors' confidence in the company, which has considerable exposure in neighboring Brazil. The accounting scandal involving energy-trading firm Enron, which culminated in Enron's filing for Chapter 11 bankruptcy in early December, further tarnished the status of AES and other companies in the unregulated segment of the power markets. The other factor hampering the fund's relative performance was its emphasis on telecommunication services companies, especially the regional Bell operating companies (RBOCs). I felt that the RBOCs offered a good blend of relative stability and strong growth prospects in a weak economy. Unfortunately, telecommunication services was the market's worst-performing sector during the fourth quarter. As investor sentiment improved and the market rallied, the RBOCs and other defensive groups were neglected in the search for more aggressive growth opportunities.

Q. What is your management philosophy?

A. I look for high-quality growth stocks as defined by a company's market position, balance sheet and cash flow characteristics, management strength and a number of other factors. Moreover, due to factors such as rapid technological innovation and more advanced deregulation, I typically find more solid growth opportunities in the telecommunications industry than in utilities.

Q. Which stocks helped the fund's performance?

A. Southern Company was the most positive contributor, as this traditional electric utility continued to attract investors because of its high dividend yield and solid management team. SpectraSite Holdings, one of the largest wireless tower operators in the U.S., also aided performance. Investors responded positively to the company's announcement in November of record third-quarter earnings. Telecommunications software maker Comverse Technology improved in the fourth quarter on the news of a deal with Qualcomm to add multimedia messaging and other services to wireless telephones using Qualcomm's technology.

Q. Which stocks detracted from performance?

A. AES, which I mentioned previously, was by far the worst detractor. Although the stock performed poorly during the period, I think investors overreacted to the negative earnings news. I kept AES as a core holding in the fund because I continued to like the company's global exposure, favorable positioning in many markets and healthy growth potential. Qwest Communications was another detractor, hampered by disappointing third-quarter results and lowered expectations for future earnings and revenues. The company also announced plans to cut 7,000 jobs, or approximately 11% of its workforce. The share prices of RBOCs SBC Communications, Verizon and BellSouth turned lower in the fourth quarter even as the broader market rally gathered steam. None of the three declined substantially, but the fund's large stakes in them weighed on its returns. Finally, like many funds, we were hurt by the rapid deterioration in Enron, although the fund's small exposure to the stock minimized the damage.

Q. What's your outlook, Tim?

A. Given the overbuilding in the telecommunications sector and the greater difficulty in obtaining bank financing for expansion and acquisition projects, I continue to favor telecom companies with an established customer base, relatively low debt and strong cash flow. As many smaller telecom companies lose access to capital and cut their capital spending budgets, market share could shift back toward the incumbent service providers, such as the RBOCs and established long-distance companies. In the utilities space, many unregulated IPPs are aggressively building new power plants, and it appears the industry's supply growth will outstrip demand growth for the next few years. In this environment, I am sticking with the more traditional utilities with strong dividend yields and little or no exposure to the independent power generation market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, see page 2.

Note to shareholders: Shep Perkins became Portfolio Manager of Telecommunications & Utilities Growth Portfolio effective February 6, 2002.

Fund Facts

Start date: July 19, 2001

Size: as of December 31, 2001, more than $9 million

Manager: Timothy Cohen, since inception; joined Fidelity in 1996

3

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 84.4%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.2%
Telecommunications Equipment - 1.2%
SBA Communications Corp. Class A (a)	1,980	$ 25,780
SpectraSite Holdings, Inc. (a)	26,290	94,381
		120,161
DIVERSIFIED TELECOMMUNICATION SERVICES - 51.9%
Integrated Telecommunication Services - 51.9%
ALLTEL Corp.	8,160	503,717
AT&T Corp.	50,830	922,051
BCE, Inc.	3,410	77,151
BellSouth Corp.	22,410	854,942
CenturyTel, Inc.	6,840	224,352
Citizens Communications Co. (a)	30,960	330,034
Qwest Communications International, Inc.	38,890	549,516
SBC Communications, Inc.	16,740	655,706
Telefonos de Mexico SA de CV sponsored ADR	3,290	115,216
Verizon Communications, Inc.	18,300	868,518
		5,101,203
ELECTRIC UTILITIES - 20.9%
Electric Utilities - 20.9%
AES Corp. (a)	19,730	322,586
Ameren Corp.	1,800	76,140
American Electric Power Co., Inc.	4,930	214,603
Entergy Corp.	4,850	189,684
FirstEnergy Corp.	9,040	316,219
Northeast Utilities	9,230	162,725
NSTAR	2,330	104,501
Southern Co.	17,350	439,823
TXU Corp.	4,900	231,035
		2,057,316
GAS UTILITIES - 1.2%
Gas Utilities - 1.2%
Kinder Morgan, Inc.	2,020	112,494
INDUSTRIAL CONGLOMERATES - 1.4%
Industrial Conglomerates - 1.4%
Tyco International Ltd.	2,360	139,004
MEDIA - 2.3%
Broadcasting & Cable TV - 1.4%
General Motors Corp. Class H (a)	5,940	91,773
Liberty Media Corp. Class A (a)	3,200	44,800
		136,573
Movies & Entertainment - 0.9%
AOL Time Warner, Inc. (a)	2,800	89,880
TOTAL MEDIA		226,453

	Shares	Value (Note 1)
MULTI-UTILITIES - 1.4%
Multi-Utilities - 1.4%
SCANA Corp.	4,840	$ 134,697
WIRELESS TELECOMMUNICATION SERVICES - 4.1%
Wireless Telecommunication Services - 4.1%
AirGate PCS, Inc. (a)	490	22,320
American Tower Corp. Class A (a)	15,140	143,376
Metro One Telecommunications, Inc. (a)	1,560	47,190
Price Communications Corp. (a)	5,000	95,450
Triton PCS Holdings, Inc. Class A (a)	1,120	32,872
Vodafone Group PLC sponsored ADR	2,470	63,430
		404,638
TOTAL COMMON STOCKS (Cost $8,590,039)		8,295,966
Convertible Preferred Stocks - 0.4%

ELECTRIC UTILITIES - 0.4%
Electric Utilities - 0.4%
Cinergy Corp. $4.75 PRIDES (Cost $39,719)	740	40,848
Money Market Funds - 9.6%

Fidelity Cash Central Fund, 1.94% (b) (Cost $948,054)	948,054	948,054
TOTAL INVESTMENT PORTFOLIO - 94.4% (Cost $9,577,812)		9,284,868
NET OTHER ASSETS - 5.6%		547,741
NET ASSETS - 100%	$ 9,832,609
Security Type Abbreviation
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,275,742 and $2,244,535, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,062 for the period.
Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $9,811,906. Net unrealized depreciation aggregated $527,038, of which $286,363 related to appreciated investment securities and $813,401 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $167,000 all of which will expire on December 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2001
Assets
Investment in securities, at value (cost $9,577,812) - See accompanying schedule		$ 9,284,868
Receivable for fund shares sold		561,773
Dividends receivable		9,479
Interest receivable		1,324
Total assets		9,857,444
Liabilities
Payable for fund shares redeemed	$ 34
Accrued management fee	2,540
Other payables and accrued expenses	22,261
Total liabilities		24,835
Net Assets		$ 9,832,609
Net Assets consist of:
Paid in capital		$ 10,524,197
Undistributed net investment income		2,810
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(401,448)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(292,950)
Net Assets, for 1,143,922 shares outstanding		$ 9,832,609
Net Asset Value, offering price and redemption price per share ($9,832,609 ÷ 1,143,922 shares)		$8.60

Statement of Operations

	July 19, 2001 (commencement of operations) to December 31, 2001
Investment Income Dividends		$ 44,610
Interest		9,423
Total income		54,033
Expenses
Management fee	$ 16,412
Transfer agent fees	2,617
Accounting fees and expenses	26,910
Non-interested trustees' compensation	8
Custodian fees and expenses	4,419
Audit	15,702
Legal	10
Miscellaneous	86
Total expenses before reductions	66,164
Expense reductions	(24,884)	41,280
Net investment income		12,753
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(401,448)
Foreign currency transactions	759	(400,689)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(292,944)
Assets and liabilities in foreign currencies	(6)	(292,950)
Net gain (loss)		(693,639)
Net increase (decrease) in net assets resulting from operations		$ (680,886)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	July 19, 2001 (commencement of operations) to December 31, 2001
Operations Net investment income	$ 12,753
Net realized gain (loss)	(400,689)
Change in net unrealized appreciation (depreciation)	(292,950)
Net increase (decrease) in net assets resulting from operations	(680,886)
Distributions to shareholders from net investment income	(10,702)
Share transactions Net proceeds from sales of shares	11,229,733
Reinvestment of distributions	10,702
Cost of shares redeemed	(724,802)
Net increase (decrease) in net assets resulting from share transactions	10,515,633
Redemption fees	8,564
Total increase (decrease) in net assets	9,832,609
Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $2,810)	$ 9,832,609
Other Information Shares
Sold	1,229,096
Issued in reinvestment of distributions	1,237
Redeemed	(86,411)
Net increase (decrease)	1,143,922

Financial Highlights

Year ended December 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.02
Net realized and unrealized gain (loss)	(1.42)
Total from investment operations	(1.40)
Less Distributions from net investment income	(.01)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.60
Total Return B, C, G	(13.90)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.35% A
Expenses net of voluntary waivers, if any	1.50% A
Expenses net of all reductions	1.49% A
Net investment income	0.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,833
Portfolio turnover rate	85% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 19, 2001 (commencement of operations) to December 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio (the funds) are funds of Variable Insurance Products Fund IV (the trust) and are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers Initial Class shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, each fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedules of Investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, undistributed net income and accumulated loss on a tax basis were as follows:

	Undistributed ordinary income	Capital loss carryforwards
Consumer Industries Portfolio	$ 4,310	$ (127,176)
Cyclical Industries Portfolio	$ 4,616	$ (46,662)
Financial Services Portfolio	$ -	$ (208,711)
Health Care Portfolio	$ 12,175	$ -
Natural Resources Portfolio	$ 6,024	$ (96,527)
Technology Portfolio	$ -	$ (456,843)
Telecommunications & Utilities Growth Portfolio	$ 2,810	$ (167,350)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Financial Services Portfolio	$ 58,630	$ -	$ 58,630
Health Care Portfolio	$ 118,225	$ -	$ 118,225
Natural Resources Portfolio	$ 12,669	$ -	$ 12,669
Telecommunications & Utilities Growth Portfolio	$ 10,702	$ -	$ 10,702

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 60 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annualized management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Consumer Industries Portfolio	.30%	.28%	.58%
Cyclical Industries Portfolio	.30%	.28%	.58%
Financial Services Portfolio	.30%	.28%	.58%
Health Care Portfolio	.30%	.28%	.58%
Natural Resources Portfolio	.30%	.28%	.58%
Technology Portfolio	.30%	.28%	.58%
Telecommunications & Utilities Growth Portfolio	.30%	.28%	.58%

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, each fund's transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Consumer Industries Portfolio	$ 7,639
Cyclical Industries Portfolio	$ 7,055
Financial Services Portfolio	$ 20,605
Health Care Portfolio	$ 48,388
Natural Resources Portfolio	$ 9,611
Technology Portfolio	$ 30,815
Telecommunications & Utilities Growth Portfolio	$ 7,829

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

6. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

7. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Consumer Industries Portfolio	1.50%	$ 29,207
Cyclical Industries Portfolio	1.50%	29,016
Natural Resources Portfolio	1.50%	23,808
Telecommunications & Utilities Growth Portfolio	1.50%	24,388

Certain security trades were directed to brokers who paid a portion of certain funds expenses. In addition, through arrangements with certain funds custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Consumer Industries Portfolio	$ 464	$ 17
Cyclical Industries Portfolio	57	1
Financial Services Portfolio	2,562	73
Health Care Portfolio	1,069	313
Natural Resources Portfolio	2,183	51
Technology Portfolio	1,443	55
Telecommunications & Utilities Growth Portfolio	461	35

Annual Report

Report of Independent Accountants

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio (funds of Variable Insurance Products Fund IV) at December 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Products Fund IV's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and each fund, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-888-622-3175.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1983

President of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan ® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, each fund's investment adviser, FMR, and each fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of IBM and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 2001

Secretary of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2001

Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2001

Deputy Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources, VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Health Care Portfolio voted to pay on February 8, 2002, to shareholders of record at the opening of business on February 8, 2002, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities .

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

State Street Bank & Trust Co.
Quincy, MA

VIPFCI-ANN-0202 154425
1.768901.100